SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 27, 2003

PharmaNetics, Inc.

(Exact name of registrant as specified in its charter)

North Carolina

(State or other jurisdiction of incorporation)

0-25133	56-2098302
(Commission file Number)	(IRS Employer ID Number)

9401 Globe Center Drive, Morrisville, North Carolina 27560

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 919-582-2600

NA

(Former name or former address, if changed since last report)

Item 7.    Exhibits

(c)    Exhibits

99.1	Written communications comprised of slides describing the Registrant’s “Theranostic Opportunity” furnished pursuant to Item 9 of this Form 8-K.

Item 9.    Regulation FD Disclosure

The Registrant has prepared investor presentation materials regarding its “Theranostic Opportunity” that includes written communications comprised of the slides furnished as Exhibit 99.1 to this Report on Form 8-K and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMANETICS, INC.

Date: February 27, 2003	/s/ John P. Funkhouser
John P. Funkhouser
President and Chief Executive Officer